SUPPLEMENT TO THE PROSPECTUSES

OF

EVERGREEN DOMESTIC EQUITY FUNDS I

I.              Evergreen Large Cap Equity Fund (the “Fund”)

The following changes will become effective September 30, 2007:

The Fund's name will be changed to Evergreen Enhanced S&P 500® Fund.   References to Evergreen Large Cap Equity Fund and Large Cap Equity Fund are revised accordingly.

In addition, the section of the Fund's prospectus entitled “Investment Goal” is replaced with the following:

                The Fund seeks total return greater than that of the S&P 500® Index*.

The section of the Fund’s prospectus entitled “Fund Facts” is revised to read as follows under “Goal”:

                Total Return Greater than that of the S&P 500® Index

The section of the Fund’s prospectus entitled “Fund Facts” is revised to read as follows under “Principal Investment”:

                Common Stocks of Companies included within the S&P 500® Index

The second paragraph of the section of the Fund's prospectus entitled “Investment Strategy” is replaced with the following:

                The Fund invests, under normal conditions, at least 80% of its assets in common stocks of companies included within the S&P 500® Index. Up to 20% of the Fund’s assets may be invested in equity securities of companies not included in the S&P 500® Index, including foreign stocks, and cash or cash equivalents. The Fund’s portfolio manager seeks to outperform the S&P 500® Index by employing a quantitative investment approach to identify companies with favorable investment characteristics in the areas of valuation, sentiment and quality. In the aggregate, this approach seeks to offer risk characteristics similar to the S&P 500® Index, while emphasizing those investment characteristics the portfolio manager considers most likely to lead to performance greater than that of the S&P 500® Index.  For a definition of the index mentioned above, please see “Index Descriptions” at the back of this prospectus.

* “Standard & Poor’s,” “S&P,” “S&P 500,” “Standard & Poor’s 500” and “500” are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by Evergreen Investment Management Company, LLC. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

July 13, 2007	580169 (7/07)